FINANCIAL DEBT WITH THIRD PARTIES - DEBENTURES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017		Dec. 31, 2016		Dec. 31, 2015
Disclosure of detailed information about borrowings [line items]
Finance costs	$ 78,145	[1]	$ 59,151	[1]	$ 75,682
Brazilian bonds-Debentures	$ 28,170		$ 210,862

[1]
(1) The year ended December 31, 2016 contains the impacts of the CVI termination. The reversal of the principal amount of 41,749 thousand U.S. dollars was recognized in "Other gains and own work capitalized", the interest reversal of 19,936 thousand U.S. dollars was recognized in "Finance costs" and the loss of 35,373 thousand U.S. dollars on the conversion of Argentine pesos to U.S. dollars was recognized in "Net foreign exchange loss".